                Exhibit 99.2

CHCT
LISTED
NYSE

SUPPLEMENTAL INFORMATION Q1 2022

Community Healthcare Trust	1Q 2022 | Supplemental Information

ABOUT US

CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, acute inpatient behavioral facilities, inpatient rehabilitation facilities, physician clinics, specialty centers, behavioral specialty facilities, and surgical centers and hospitals across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets.

Community Healthcare Trust	1Q 2022 | Supplemental Information

COMPANY SNAPSHOT

March 31, 2022
Gross real estate investments (in thousands) (1)	$843,771
Total properties (2)	158
% Leased	89.9%
Total square feet owned	3,392,046
Weighted Average remaining lease term (years)	7.63
Cash and cash equivalents and restricted cash (in thousands)	$1,699
Debt to Total Capitalization	30.6%
Weighted average interest rate per annum on Revolving Line of Credit	3.00%
Weighted average interest rate per annum on Term Loans	3.79%
Equity market cap (in millions)	$1,058.3
Quarterly dividend paid in the period (per share)	$0.4375
Quarter end stock price (per share)	$42.21
Dividend yield	4.15%
Common shares outstanding	25,072,340
___________
(1) Includes a portion of one property accounted for as a financing lease.
(2) In addition to the Company's 2 acquisitions during the three months ended March 31, 2022, the property count as of March 31, 2022 was increased due to the breakout of 3 properties previously included within the property count of two other buildings, thereby increasing the property count by 5 for the quarter.

Community Healthcare Trust	Page | 3	1Q 2022 | Supplemental Information

CORPORATE INFORMATION

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
Phone: 615-771-3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

BOARD OF DIRECTORS

Timothy G. Wallace	Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn
Chairman of the Board	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	ESG Committee Chair

EXECUTIVE MANAGEMENT TEAM

Timothy G. Wallace	David H. Dupuy	Leigh Ann Stach	Timothy L. Meyer
Chief Executive Officer and President	Executive Vice President Chief Financial Officer	Executive Vice President Chief Accounting Officer	Executive Vice President Asset Management

COVERING ANALYSTS

A. Goldfarb - Piper Sandler	M. Lewis - Truist Securities
S. McGrath - Evercore ISI	R. Stevenson - Janney Capital Markets
B. Maher - B. Riley FBR	N. Crossett - Berenberg Capital Markets
D. Rodgers - Baird	D. Toti - Colliers International Securities

PROFESSIONAL SERVICES

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, LLP	American Stock Transfer & Trust Company, LLC
501 Commerce Street, Suite 1400	Operations Center
Nashville, TN 37203	6201 15th Avenue
Brooklyn, NY 11219
1-800-937-5449

Community Healthcare Trust	Page | 4	1Q 2022 | Supplemental Information

FINANCIAL HIGHLIGHTS

	Three Months Ended
	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
	(Unaudited and in thousands, except per share data)
INCOME STATEMENT ITEMS
Revenues	$23,481	$23,242	$23,254	$22,688	$21,395
Net income	$5,524	$6,113	$5,354	$5,710	$5,315
NOI	$19,390	$19,707	$19,205	$18,898	$17,667
EBITDAre	$16,075	$16,553	$15,999	$16,005	$14,808
Adjusted EDITDAre	$18,197	$18,550	$18,003	$17,611	$16,366
FFO	$13,525	$13,760	$13,225	$13,303	$12,591
AFFO	$14,827	$14,901	$14,334	$13,928	$13,311

Per Diluted Share:
Net income attributable to common shareholders	$0.21	$0.23	$0.20	$0.22	$0.21
FFO	$0.56	$0.57	$0.55	$0.56	$0.54
AFFO	$0.61	$0.61	$0.59	$0.58	$0.57

Community Healthcare Trust	Page | 5	1Q 2022 | Supplemental Information

FINANCIAL HIGHLIGHTS (Continued)

	As of
	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
	(Unaudited and dollars in thousands)
BALANCE SHEET ITEMS
ASSETS
Total real estate properties	$840,755	$834,085	$820,201	$809,306	$796,870
Total assets	$761,230	$754,233	$747,592	$745,467	$735,311

CAPITALIZATION
Net debt	$269,670	$265,625	$257,560	$258,503	$260,446
Total capitalization	$881,769	$860,793	$844,474	$833,005	$820,440
Net debt/total capitalization	30.6%	30.9%	30.5%	31.0%	31.7%
Market valuation	$1,058,303	$1,180,923	$1,128,950	$1,171,641	$1,126,118
Enterprise value	$1,326,274	$1,443,681	$1,384,413	$1,424,890	$1,380,561

Community Healthcare Trust	Page | 6	1Q 2022 | Supplemental Information

CONSOLIDATED BALANCE SHEETS

	As of
	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
ASSETS	(Unaudited; Dollars and shares in thousands, except per share data)
Real estate properties
Land and land improvements	$98,561	$97,397	$95,514	$92,934	$91,428
Buildings, improvements, and lease intangibles	741,969	736,465	724,465	716,154	705,224
Personal property	225	223	222	218	218
Total real estate properties	840,755	834,085	820,201	809,306	796,870
Less accumulated depreciation	(140,985)	(133,056)	(125,243)	(117,446)	(109,908)
Total real estate properties, net	699,770	701,029	694,958	691,860	686,962
Cash and cash equivalents	1,178	2,351	1,641	4,787	5,605
Restricted cash	521	516	456	467	398
Other assets, net	59,761	50,337	50,537	48,353	42,346
Total assets	$761,230	$754,233	$747,592	$745,467	$735,311

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$269,670	$265,625	$257,560	$258,503	$260,446
Accounts payable and accrued liabilities	6,894	7,845	6,910	6,815	6,526
Other liabilities, net	13,552	18,651	21,451	23,093	18,253
Total liabilities	290,116	292,121	285,921	288,411	285,225

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000 shares authorized	251	250	250	247	244
Additional paid-in capital	597,548	595,624	593,717	585,177	571,781
Cumulative net income	64,647	59,123	53,010	47,656	41,946
Accumulated other comprehensive loss	7,542	(4,980)	(8,269)	(9,739)	(8,111)
Cumulative dividends	(198,874)	(187,905)	(177,037)	(166,285)	(155,774)
Total stockholders’ equity	471,114	462,112	461,671	457,056	450,086
Total liabilities and stockholders' equity	$761,230	$754,233	$747,592	$745,467	$735,311

Community Healthcare Trust	Page | 7	1Q 2022 | Supplemental Information

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
	(Unaudited and amounts in thousands, except per share data)
REVENUES
Rental income	$22,604	$22,428	$22,447	$22,006	$20,780
Other operating interest	877	814	807	682	615
	23,481	23,242	23,254	22,688	21,395

EXPENSES
Property operating	4,091	3,535	4,051	3,843	3,729
General and administrative (1)	3,316	3,155	3,206	2,893	2,859
Depreciation and amortization	7,942	7,825	7,812	7,539	7,225
	15,349	14,515	15,069	14,275	13,813

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	8,132	8,727	8,185	8,413	7,582
Gain on sale of real estate	—	237	—	—	—
Interest expense	(2,626)	(2,789)	(2,788)	(2,736)	(2,229)
Deferred income tax benefit (expense)	17	(63)	(45)	(20)	(39)
Interest and other income	1	1	2	53	1
NET INCOME	$5,524	$6,113	$5,354	$5,710	$5,315

NET INCOME PER COMMON SHARE
NET INCOME PER DILUTED COMMON SHARE	$0.21	$0.23	$0.20	$0.22	$0.21
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	23,570	23,566	23,472	23,195	22,809
DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD	$0.4375	$0.4350	$0.4325	$0.4300	$0.4275

(1) GENERAL AND ADMINISTRATIVE EXPENSES:
Non-cash vs. Cash:
Non-cash (stock-based compensation)	64.0%	63.3%	62.5%	55.5%	54.5%
Cash	36.0%	36.7%	37.5%	44.5%	45.5%
As a % of Revenue:
Non-cash (stock-based compensation)	9.0%	8.5%	8.6%	7.1%	7.3%
Cash	5.1%	4.9%	5.2%	5.7%	6.1%

Community Healthcare Trust	Page | 8	1Q 2022 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)
ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended
	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
	(Unaudited and amounts in thousands, except per share data)
NET INCOME	$5,524	$6,113	$5,354	$5,710	$5,315
Real estate depreciation and amortization	8,001	7,884	7,871	7,593	7,276
Gain on sale of real estate	—	(237)	—	—	—
Total adjustments	8,001	7,647	7,871	7,593	7,276
FFO	$13,525	$13,760	$13,225	$13,303	$12,591
Straight-line rent	(820)	(856)	(895)	(981)	(838)
Stock-based compensation	2,122	1,997	2,004	1,606	1,558
AFFO	$14,827	$14,901	$14,334	$13,928	13,311
FFO PER COMMON SHARE	$0.56	$0.57	$0.55	$0.56	$0.54
AFFO PER COMMON SHARE	$0.61	$0.61	$0.59	$0.58	$0.57
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	24,344	24,306	24,220	23,908	23,500

AFFO, ADJUSTED FOR ACQUISITIONS (1)

AFFO	$14,827	$14,901	$14,334	$13,928	$13,311
Revenue on Properties Acquired in the period (2)	132	220	131	216	866
Property operating expense adjustment (2)	(59)	(75)	(28)	(65)	(114)
AFFO, ADJUSTED FOR ACQUISITIONS	$14,900	$15,046	$14,437	$14,079	$14,063

(1) AFFO is adjusted to reflect acquisitions as if they had occurred on the first day of the applicable period.
(2) Revenue and expense adjustments are calculated based on expected returns and leases in place at acquisition.

AMORTIZATION OF DEFERRED COMPENSATION
Amortization Required by GAAP (3)	$2,122	$1,997	$2,004	$1,606	$1,558
Amortization Based on Legal Vesting Periods	1,671	1,474	1,457	1,317	1,295
Acceleration of Amortization	$451	$523	$547	$289	$263

(3) GAAP requires that deferred compensation be amortized over the earlier of the vesting or retirement eligibility date.

Community Healthcare Trust	Page | 9	1Q 2022 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended
	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
	(Unaudited and amounts in thousands, except per share data)
NET OPERATING INCOME
Net income	$5,524	$6,113	$5,354	$5,710	$5,315
General and administrative	3,316	3,155	3,206	2,893	2,859
Depreciation and amortization	7,942	7,825	7,812	7,539	7,225
Gain on sale of depreciable real estate	—	(237)	—	—	—
Interest expense	2,626	2,789	2,788	2,736	2,229
Deferred Income tax (benefit) expense	(17)	63	45	20	39
Interest and other income, net	(1)	(1)	(2)	(53)	(1)
NOI	$19,390	$19,707	$19,203	$18,845	$17,666

EBITDAre and ADJUSTED EBITDAre

EBITDAre
Net income	$5,524	$6,113	$5,354	$5,710	$5,315
Interest expense	2,626	2,789	2,788	2,736	2,229
Depreciation and amortization	7,942	7,825	7,812	7,539	7,225
Deferred Income tax (benefit) expense	(17)	63	45	20	39
Gain on sale of depreciable real estate	—	(237)	—	—	—
EBITDAre	$16,075	$16,553	$15,999	$16,005	$14,808
Non-cash stock-based compensation expense	2,122	1,997	2,004	1,606	1,558
ADJUSTED EBITDAre	$18,197	$18,550	$18,003	$17,611	$16,366

ADJUSTED EBITDAre ANNUALIZED (1)	$72,788

(1)	Adjusted EBITDAre multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust	Page | 10	1Q 2022 | Supplemental Information

WEIGHTED AVERAGE SHARES

	Three Months Ended
	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
	(Unaudited and amounts in thousands, except per share data)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	25,060	24,982	24,826	24,457	24,053
Unvested restricted shares	(1,490)	(1,416)	(1,354)	(1,262)	(1,244)
Weighted average common shares outstanding - EPS	23,570	23,566	23,472	23,195	22,809

Weighted average common shares outstanding - FFO Basic	23,570	23,566	23,472	23,195	22,809
Dilutive potential common shares (from below)	774	740	748	713	691
Weighted average common shares outstanding - FFO Diluted	24,344	24,306	24,220	23,908	23,500

TREASURY SHARE CALCULATION
Unrecognized deferred compensation-end of period	$32,087	$29,943	$32,215	$26,600	$27,144
Unrecognized deferred compensation-beginning of period	$29,943	$32,215	$26,600	$27,144	$24,202
Average unrecognized deferred compensation	$31,015	$31,079	$29,408	$26,872	$25,673
Average share price per share	$43.30	$45.93	$48.49	$48.92	$46.43
Treasury shares	716	676	606	549	553

Unvested restricted shares	1,490	1,416	1,354	1,262	1,244
Treasury shares	(716)	(676)	(606)	(549)	(553)
Dilutive potential common shares	774	740	748	713	691

Community Healthcare Trust	Page | 11	1Q 2022 | Supplemental Information

EXECUTIVE COMPENSATION

					Performance Based Incentive Compensation
Name and Position	Year	Total Compensation	Salary Taken In Stock (1)	Other (2)	Bonus Stock (1)	Alignment of Interest Stock (3)	1-Year Total Shareholder Return Stock	3-Year Total Shareholder Return Stock	5-Year Total Shareholder Return Stock	Total Performance Based Incentive Compensation	Percent of Total

Timothy G. Wallace	2021	$4,788,861	$750,000	$11,650	$862,500	$1,621,703	$—	$771,504	$771,504	$4,027,211	84.1%
Chief Executive Officer and President	2020	$3,737,563	$645,000	$13,382	$548,250	$1,402,181	$483,750	$645,000	$—	$3,079,181	82.4%
	2019	$2,595,964	$540,000	$10,800	$216,000	$884,164	$405,000	$540,000	$—	$2,045,164	78.8%

David H. Dupuy (4)	2021	$3,183,341	$460,000	$253,262	$529,000	$994,675	$—	$473,202	$473,202	$2,470,079	77.6%
Executive Vice President and Chief Financial Officer	2020	$2,451,981	$392,000	$188,572	$333,200	$852,209	$294,000	$392,000	$—	$1,871,409	76.3%
	2019	$1,383,110	$233,333	$192,729	$23,333	$321,215	$262,500	$350,000	$—	$957,048	69.2%

Leigh Ann Stach	2021	$2,472,513	$387,600	$3,648	$445,740	$838,123	$—	$398,701	$398,701	$2,081,265	84.2%
Executive Vice President and Chief Accounting Officer	2020	$1,895,617	$326,800	$8,734	$277,780	$710,403	$245,100	$326,800	$—	$1,560,083	82.3%
	2019	$1,274,444	$266,000	$1,000	$106,400	$435,544	$199,500	$266,000	$—	$1,007,444	79.0%

Timothy L. Meyer (5)	2021	$917,202	$280,000	$14,789	$165,000	$457,413	$—	$—	$—	$622,413	67.9%
Executive Vice President - Asset Management

(1) Each Executive Officer has elected to take 100% of their salary and cash bonus in deferred stock with an 8-year cliff vesting.
(2) Other includes employer contributions to the executive officer's health savings account (HSA) and 401(k); moving and relocation expenses for Mr. Dupuy in 2019; the value of the grant of 5,000 shares of restricted stock to Mr. Dupuy in each of the years 2019, 2020 and 2021, and the value of the grant of 260 shares of restricted stock to Mr. Meyer in 2021.
(3) Alignment of interest stock grants per the Alignment Interest Program which is part of the Company's Incentive Plan.
(4) Mr. Dupuy joined the Company on May 1, 2019.
(5) Mr. Meyer joined the Company on July 1, 2019 and was promoted to Executive Vice President on October 1, 2021.

	CEO Pay Ratios
	CEO and President	Median Employee	Average Employee (1)	Lowest Paid Employee (1)
Cash	$—	$113,500	$106,841	$53,000
Compensation Taken in Stock	4,777,211	75,000	303,712	—
Other Compensation	11,650	2,672	4,187	—
Total Compensation	$4,788,861	$191,172	$414,740	$53,000
CEO to Employee Ratio		25:1	12:1	90:1
___________
(1) Excludes part-time employees who worked less than 20 hours per week.

Community Healthcare Trust	Page | 12	1Q 2022 | Supplemental Information

DEBT SUMMARY

	As of March 31, 2022
	Principal Balance	Stated Rate	Hedged Rate
	(in thousands)

Revolving credit facility	$16,000	3.00%	—
Term loan A-2	50,000	1.85%	4.18%
Term loan A-3	75,000	2.05%	4.28%
Term loan A-4	125,000	2.05%	3.34%
Total Credit Facility	266,000

Secured mortgage loan	5,036	4.98%	—

Debt	271,036
Deferred Financing Costs, net	(1,366)
Debt, net	$269,670

Select Covenants	Required	1Q 2022
Leverage ratio	≤ 60.0%	31.1%
Fixed charge coverage ratio	≥ 1.50x	5.98
Tangible net worth (in thousands)	≥ $450,273	$600,679
Secured indebtedness	≤ 30.0%	0.6%
Minimum debt service coverage ratio	≥ 2.0	6.84

Community Healthcare Trust	Page | 13	1Q 2022 | Supplemental Information

2022 PROPERTY ACQUISITIONS

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
Granite Circle	Toledo, OH	MOB	03/09/22	100.0%	$2,606	17,465
Fremont Medical Office Building	Fremont, NE	MOB	03/09/22	100.0%	3,232	12,850

				100.0%	$5,838	30,315

Community Healthcare Trust	Page | 14	1Q 2022 | Supplemental Information

PORTFOLIO DIVERSIFICATION

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	30.6%
Acute Inpatient Behavioral (AIB)	17.0%
Inpatient Rehabilitation Facilities (IRF)	17.0%
Specialty Centers (SC)	13.3%
Physician Clinics (PC)	10.0%
Surgical Centers and Hospitals (SCH)	6.0%
Behavioral Specialty Facilities (BSF)	4.2%
Long-term Acute Care Hospitals (LTACH)	1.9%
Total	100.0%

State	Annualized Rent (%)
Texas (TX)	16.7%
Illinois (IL)	13.2%
Ohio (OH)	10.2%
Florida (FL)	7.1%
Massachusetts (MA)	4.4%
Pennsylvania (PA)	4.3%
West Virginia (WV)	4.1%
All Others (Less than 4%)	40.0%
Total	100.0%

Tenant	Annualized Rent (%)
US Healthvest	9.8%
Everest Rehabilitation (Everest)	8.4%
Genesis Care (Genesis)	4.5%
All Others (Less than 4%)	77.3%
Total	100.0%

Community Healthcare Trust	Page | 15	1Q 2022 | Supplemental Information

LEASE EXPIRATIONS

LEASE EXPIRATIONS
2022
$3,086
2023
$7,207
2024
$4,264
2025
$7,330
2026
$7,709
2027
$2,460
2028
$2,570
2029
$5,865
2030
$3,551
2031
$5,077
2032+
$28,609
MTM
$523
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
$27,500
$30,000
$32,500
Annualized Lease Revenue (thousands)

		Total Leased Sq. Ft.		Annualized Rent
Year	Number of Leases Expiring	Amount	Percent (%)	Amount ($) (thousands)	Percent (%)
2022	29	133,235	4.4%	$3,086	3.9%
2023	60	354,231	11.6%	7,207	9.2%
2024	36	207,213	6.8%	4,264	5.4%
2025	33	272,402	8.9%	7,330	9.4%
2026	39	350,471	11.5%	7,709	9.9%
2027	22	126,501	4.2%	2,460	3.1%
2028	12	146,320	4.8%	2,570	3.3%
2029	14	206,219	6.8%	5,865	7.5%
2030	14	138,293	4.5%	3,551	4.5%
2031	8	189,680	6.2%	5,077	6.5%
Thereafter	33	899,869	29.5%	28,609	36.6%
Month-to-Month	11	24,798	0.8%	523	0.7%
Totals	311	3,049,232	100.0%	$78,251	100.0%
Total portfolio was approximately 89.9% leased in the aggregate at March 31, 2022 with lease expirations ranging from 2022 through 2039.

Community Healthcare Trust	Page | 16	1Q 2022 | Supplemental Information

PROPERTY LOCATIONS

Approximately 50% of our property revenues are in MSAs with populations over 1,000,000 and approximately 91% are in MSAs with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Lancaster MOB	MOB	10,646	0.31%	$356.6	0.46%	13,109,903	Los Angeles-Long Beach-Anaheim, CA	2
Future Diagnostics Group	SC	8,876	0.26%	$383.2	0.49%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
Gurnee Medical Office Building	MOB	22,943	0.68%	$132.1	0.17%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
Joliet Oncology-Hematology Associates	PC	7,905	0.23%	$366.5	0.47%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
Morris Cancer Center	MOB	18,470	0.54%	$593.0	0.76%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
Center for Reconstructive Surgery - Oak Lawn	MOB	33,356	0.98%	$397.2	0.51%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence	PC	14,863	0.44%	$334.9	0.43%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	44,888	1.32%	$1,410.4	1.80%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	13,565	0.40%	$487.1	0.62%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
Chicago Behavioral Hospital	AIB	85,000	2.51%	$2,097.8	2.68%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
US HealthVest - Lake	AIB	83,658	2.47%	$2,877.5	3.68%	9,406,638	Chicago-Naperville-Elgin, IL-IN-WI	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	1.17%	$1,949.2	2.49%	7,694,138	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.49%	$781.1	1.00%	7,154,478	Houston-The Woodlands-Sugar Land, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.64%	$2,842.1	3.63%	7,154,478	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	SCH	11,200	0.33%	$—	—%	7,154,478	Houston-The Woodlands-Sugar Land, TX	5
Gessner Road MOB	MOB	14,360	0.42%	$352.6	0.45%	7,154,478	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	24,567	0.72%	$279.4	0.36%	6,107,906	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Hopebridge - Westlake	BSF	15,057	0.44%	$226.5	0.29%	6,107,906	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Continuum Wellness Center	MOB	8,227	0.24%	$155.6	0.20%	5,059,909	Phoenix-Mesa-Chandler, AZ	10
Desert Endoscopy Center	SCH	11,722	0.35%	$270.4	0.35%	5,059,909	Phoenix-Mesa-Chandler, AZ	10
Mountain View Surgery Center	SCH	14,046	0.41%	$323.1	0.41%	5,059,909	Phoenix-Mesa-Chandler, AZ	10
Associated Surgical Center of Dearborn	SCH	12,400	0.37%	$404.5	0.52%	4,304,136	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	27,217	0.80%	$603.4	0.77%	4,304,136	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral Hospital	AIB	70,100	2.07%	$2,691.5	3.44%	4,018,598	Seattle-Tacoma-Bellevue, WA	15
Sanderling Dialysis	SC	11,300	0.33%	$402.5	0.51%	3,332,427	San Diego-Chula Vista-Carlsbad, CA	17
Bay Area Physicians Surgery Center	MOB	18,708	0.55%	$752.8	0.96%	3,243,963	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	8,450	0.25%	$260.1	0.33%	2,991,231	Denver-Aurora-Lakewood, CO	19
Eyecare Partners	PC	6,487	0.19%	$139.0	0.18%	2,805,473	St. Louis, MO-IL	20
Eyecare Partners	PC	5,560	0.16%	$45.3	0.06%	2,805,473	St. Louis, MO-IL	20
Eyecare Partners	SCH	16,608	0.49%	$310.6	0.40%	2,805,473	St. Louis, MO-IL	20
Eyecare Partners	PC	6,311	0.19%	$49.5	0.06%	2,805,473	St. Louis, MO-IL	20
Righttime Medical Care	SC	6,236	0.18%	$304.9	0.39%	2,800,189	Baltimore-Columbia-Towson, MD	21

Community Healthcare Trust	Page | 17	1Q 2022 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Waters Edge Medical	MOB	23,388	0.69%	$499.3	0.64%	2,800,189	Baltimore-Columbia-Towson, MD	21
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.09%	$162.0	0.21%	2,639,374	Orlando-Kissimmee-Sanford, FL	23
Bassin Center For Plastic Surgery-Orlando	PC	2,420	0.07%	$135.4	0.17%	2,639,374	Orlando-Kissimmee-Sanford, FL	23
Kissimmee Physicians Clinic	PC	4,902	0.14%	$104.0	0.13%	2,639,374	Orlando-Kissimmee-Sanford, FL	23
Orthopaedic Associates of Osceola	PC	15,167	0.45%	$343.8	0.44%	2,639,374	Orlando-Kissimmee-Sanford, FL	23
Medical Village at Wintergarden	MOB	21,532	0.63%	$545.1	0.70%	2,639,374	Orlando-Kissimmee-Sanford, FL	23
Baptist Health	PC	13,500	0.40%	$379.6	0.49%	2,590,732	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.19%	$180.6	0.23%	2,590,732	San Antonio-New Braunfels, TX	24
Vascular Access Centers of Southern Nevada	SC	4,800	0.14%	$—	—%	2,315,963	Las Vegas-Henderson-Paradise, NV	27
Butler Medical Center	MOB	10,116	0.30%	$265.3	0.34%	2,309,246	Pittsburgh, PA	28
Forefront Dermatology Building	MOB	15,650	0.46%	$322.4	0.41%	2,309,246	Pittsburgh, PA	28
Greentree Primary Care	MOB	34,077	1.00%	$882.0	1.13%	2,309,246	Pittsburgh, PA	28
Assurance Health System	BSF	14,381	0.42%	$523.5	0.67%	2,232,907	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	18,970	0.56%	$49.3	0.06%	2,232,907	Cincinnati, OH-KY-IN	30
51 Cavalier Blvd	MOB	18,016	0.53%	$178.6	0.23%	2,232,907	Cincinnati, OH-KY-IN	30
Davita Commercial Way	SC	4,980	0.15%	$112.0	0.14%	2,232,907	Cincinnati, OH-KY-IN	30
Fresenius Florence Dialysis Center	MOB	17,845	0.53%	$299.4	0.38%	2,232,907	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,599	1.29%	$481.7	0.62%	2,232,907	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.73%	$891.2	1.14%	2,173,212	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.73%	$97.2	0.12%	2,173,212	Kansas City, MO-KS	31
Court Street Surgery Center	SCH	7,787	0.23%	$—	—%	2,138,946	Columbus, OH	32
Hopebridge - Columbus	BSF	13,969	0.41%	$168.8	0.22%	2,138,946	Columbus, OH	32
Sedalia Medical Center	MOB	20,019	0.59%	$313.2	0.40%	2,138,946	Columbus, OH	32
Ravines Edge	MOB	16,751	0.49%	$260.3	0.33%	2,138,946	Columbus, OH	32
Assurance Health, LLC	BSF	10,200	0.30%	$351.5	0.45%	2,091,019	Indianapolis-Carmel-Anderson, IN	33
Assurance Health System	BSF	13,722	0.40%	$481.4	0.62%	2,091,019	Indianapolis-Carmel-Anderson, IN	33
Kindred Hospital Indianapolis North	LTACH	37,270	1.10%	$1,476.9	1.89%	2,091,019	Indianapolis-Carmel-Anderson, IN	33
Brook Park Medical Building	MOB	18,444	0.54%	$372.0	0.48%	2,043,807	Cleveland-Elyria, OH	34
Assurance - Hudson	BSF	13,290	0.39%	$538.1	0.69%	2,043,807	Cleveland-Elyria, OH	34

Community Healthcare Trust	Page | 18	1Q 2022 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Rockside Medical Center	MOB	55,316	1.63%	$1,149.6	1.47%	2,043,807	Cleveland-Elyria, OH	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.25%	$150.1	0.19%	1,779,824	Virginia Beach-Norfolk-Newport News, VA-NC	37
South County Hospital	PC	13,268	0.39%	$305.2	0.39%	1,623,890	Providence-Warwick, RI-MA	38
Ortho Rhode Island - Warwick	PC	7,340	0.22%	$208.6	0.27%	1,623,890	Providence-Warwick, RI-MA	38
Genesis Care - Warwick	SC	10,236	0.30%	$358.4	0.46%	1,623,890	Providence-Warwick, RI-MA	38
Mercy Rehabilitation Hospital	IRF	39,637	1.17%	$1,949.2	2.49%	1,425,375	Oklahoma City, OK	41
Memphis Center	MOB	11,669	0.34%	$225.5	0.29%	1,348,678	Memphis, TN-MS-AR	43
Sanderling Dialysis	SC	10,133	0.30%	$520.7	0.67%	1,348,678	Memphis, TN-MS-AR	43
Glastonbury	MOB	49,806	1.47%	$725.4	0.93%	1,201,483	Hartford-East Hartford-Middletown, CT	48
Sterling Medical Center	MOB	28,737	0.85%	$335.1	0.43%	1,125,637	Buffalo-Cheektowaga, NY	49
Gardendale MOB	MOB	12,956	0.38%	$314.3	0.40%	1,091,921	Birmingham-Hoover, AL	50
Genesis Care - Southbridge	SC	20,046	0.59%	$821.6	1.05%	945,752	Worcester, MA-CT	58
Worcester Behavioral	AIB	81,972	2.42%	$2,611.9	3.34%	945,752	Worcester, MA-CT	58
Los Alamos Professional Plaza	MOB	42,332	1.25%	$583.1	0.75%	875,200	McAllen-Edinburg-Mission, TX	65
Cardiology Associates of Greater Waterbury	PC	16,793	0.50%	$310.7	0.40%	851,948	New Haven-Milford, CT	68
Columbia Gastroenterology Surgery Center	MOB	17,016	0.50%	$301.6	0.39%	847,397	Columbia, SC	69
Davita Turner Road	SC	18,125	0.53%	$394.7	0.50%	809,248	Dayton-Kettering, OH	74
Davita Springboro Pike	SC	10,510	0.31%	$224.0	0.29%	809,248	Dayton-Kettering, OH	74
Davita Business Center Court	SC	12,988	0.38%	$273.9	0.35%	809,248	Dayton-Kettering, OH	74
Genesis Care - Bonita Springs	SC	4,445	0.13%	$263.2	0.34%	790,767	Cape Coral-Fort Myers, FL	75
Genesis Care - Fort Myers	SC	46,356	1.37%	$797.4	1.02%	790,767	Cape Coral-Fort Myers, FL	75
Parkway Professional Plaza	MOB	40,918	1.21%	$847.1	1.08%	744,552	Lakeland-Winter Haven, FL	81
Novus Clinic	SCH	14,315	0.42%	$291.9	0.37%	701,449	Akron, Oh	83
UH Walden Health Center	PC	11,000	0.32%	$320.5	0.41%	701,449	Akron, Oh	83
Daytona Medical Office	MOB	20,193	0.60%	$253.7	0.32%	679,948	Deltona-Daytona Beach-Ormond Beach, FL	86
Debary Professional Plaza	MOB	22,854	0.67%	$154.4	0.20%	679,948	Deltona-Daytona Beach-Ormond Beach, FL	86
UW Health Clinic- Portage	PC	14,000	0.41%	$318.7	0.41%	670,447	Madison, WI	89
Cypress Medical Center	MOB	39,746	1.17%	$363.9	0.47%	643,768	Wichita, KS	93
Family Medicine East	PC	16,581	0.49%	$437.5	0.56%	643,768	Wichita, KS	93
Grene Vision Center	PC	18,681	0.55%	$308.6	0.39%	643,768	Wichita, KS	93
Perrysburg Medical Arts Building	MOB	25,789	0.76%	$387.1	0.50%	641,549	Toledo, OH	94

Community Healthcare Trust	Page | 19	1Q 2022 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
St. Vincent Mercy Medical Center, Inc.	PC	23,368	0.69%	$313.6	0.40%	641,549	Toledo, OH	94
Assurance - Toledo	BSF	13,290	0.39%	$505.6	0.65%	641,549	Toledo, OH	94
Granite Circle	MOB	17,164	0.51%	$234.2	0.30%	641,549	Toledo, OH	94
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.15%	$292.6	0.37%	608,459	Palm Bay-Melbourne-Titusville, FL	96
Penn State Health - Camp Hill	SC	8,400	0.25%	$168.0	0.22%	581,943	Harrisburg-Carlisle, PA	98
Penn State Health - Harrisburg	SC	10,000	0.29%	$200.0	0.26%	581,943	Harrisburg-Carlisle, PA	98
Eynon Surgery Center	SCH	6,500	0.19%	$175.7	0.23%	421,017	Scranton--Wilkes-Barre, PA	101
Riverview Medical Center	MOB	26,199	0.77%	$434.3	0.56%	552,528	Scranton--Wilkes-Barre, PA	101
Manteca Medical Group Building	PC	10,564	0.31%	$304.3	0.39%	550,081	Modesto, CA	102
Everest Rehabilitation Hospital	IRF	38,817	1.14%	$2,195.8	2.81%	548,634	Fayetteville-Springdale-Rogers, AR	103
Grandview Plaza	MOB	20,000	0.59%	$301.0	0.39%	546,192	Lancaster, PA	105
Pinnacle Health	PC	10,753	0.32%	$236.5	0.30%	546,192	Lancaster, PA	105
Treasure Coast Medical Pavilion	MOB	57,254	1.69%	$740.4	0.95%	499,274	Port St. Lucie, FL	112
AMG Specialty Hospital - Lafayette	MOB	29,062	0.86%	$—	—%	489,759	Lafayette, LA	114
Everest Rehabilitation Hospital	IRF	38,817	1.14%	$2,181.1	2.79%	468,453	Killeen-Temple, TX	119
Genesis Care - Asheville	SC	10,850	0.32%	$210.0	0.27%	466,634	Asheville, NC	120
Genesis Care - Weaverville	SC	10,696	0.32%	$417.2	0.53%	466,634	Asheville, NC	120
Martin Foot & Ankle Clinic	PC	27,100	0.80%	$406.8	0.52%	450,448	York-Hanover, PA	121
Affinity Health Center	MOB	47,366	1.40%	$506.7	0.65%	396,669	Canton-Massillon, OH	137
Prattville Town Center Medical Office Bldg	MOB	13,319	0.39%	$385.5	0.49%	372,583	Montgomery, AL	146
Wellmont Bristol Urgent Care	SC	4,377	0.13%	$179.5	0.23%	308,183	Kingsport-Bristol, TN-VA	165
Bristol Pediatric Associates	MOB	10,975	0.32%	$74.2	0.10%	308,183	Kingsport-Bristol, TN-VA	165
Bluewater Orthopedics Center	MOB	10,255	0.30%	$212.9	0.27%	289,468	Crestview-Fort Walton Beach-Destin, FL	170
Everest Rehabilitation Hospital	IRF	38,817	1.14%	$2,181.1	2.79%	287,105	Longview, TX	173
Londonderry Centre	MOB	20,944	0.62%	$388.4	0.50%	277,005	Waco, TX	177
Meridian Behavioral Health Systems	AIB	132,430	3.90%	$3,015.0	3.85%	254,145	Charleston, WV	189
Gulf Coast Cancer Centers-Foley	SC	6,146	0.18%	$167.1	0.21%	229,287	Daphne-Fairhope-Foley, AL	202
Gulf Coast Cancer Centers- Gulf Shores	SC	6,398	0.19%	$129.2	0.17%	229,287	Daphne-Fairhope-Foley, AL	202
Monroe Surgical Hospital	SCH	58,121	1.71%	$2,297.0	2.94%	198,836	Monroe, LA	226
Tuscola Professional Building	MOB	25,500	0.75%	$598.2	0.77%	189,868	Saginaw, MI	229

Community Healthcare Trust	Page | 20	1Q 2022 | Supplemental Information

Fresenius Ft. Valley	SC	4,920	0.15%	96.3	0.12%	188,060	Warner Robins, GA	230
Fresenius Ft. Valley	SC	4,920	0.15%	$96.3	0.12%	188,060	Warner Robins, GA	230
Genesis Care - Redding	SC	12,206	0.36%	$552.9	0.71%	179,027	Redding, CA	241
Kedplasma	SC	12,870	0.38%	$272.1	0.35%	171,346	Burlington, NC	248
Decatur Morgan Hospital Medical Office Building	MOB	35,933	1.06%	$550.5	0.70%	152,740	Decatur, AL	274
Provena Medical Center	MOB	53,653	1.58%	$585.3	0.75%	108,594	Kankakee, IL	344
Parkside Family & Davita Clinics	MOB	15,637	0.46%	$214.3	0.27%	99,562	Victoria, TX	359
Delex One Medical	MOB	27,246	0.80%	$367.4	0.47%	58,780	Marion, OH	N/A
Fresenius Gallipolis Dialysis Center	SC	15,110	0.45%	$159.3	0.20%	52,709	Point Pleasant, WV-OH, PA	N/A
Davita Etowah Dialysis Center	SC	4,720	0.14%	$66.1	0.08%	49,053	Athens, TN	N/A
Fresenius Dialysis Center	MOB	17,746	0.52%	$339.1	0.43%	47,202	Corsicana, TX	N/A
Davita Dialysis	MOB	12,545	0.37%	$437.3	0.56%	45,326	Pahrump, NV	N/A
Arkansas Valley Surgery Center	MOB	10,853	0.32%	$238.2	0.30%	44,841	Canon City, CO	N/A
Wellmont Norton Urgent Care	SC	4,843	0.14%	$55.7	0.07%	38,219	Big Stone Gap, VA	N/A
Wellmont Associates Complex	MOB	32,757	0.97%	$347.2	0.44%	38,219	Big Stone Gap, VA	N/A
Eyecare Partners	PC	8,421	0.25%	$134.3	0.17%	35,338	Centralia, IL	N/A
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.12%	$108.0	0.14%	33,936	Atmore, AL	N/A
Baylor Scott & White Clinic	PC	37,354	1.10%	$481.0	0.62%	32,754	Brenham, TX	N/A
Ottumwa Medical Clinic	MOB	68,598	2.02%	$797.7	1.02%	31,622	Ottumwa, IA	N/A
Ottumwa Medical Clinic	MOB	6,850	0.20%	$109.0	0.14%	31,622	Ottumwa, IA	N/A
Sanderling Dialysis Center	SC	4,186	0.12%	$286.5	0.37%	24,556	Crescent City, CA	N/A
Fremont Medical Office Building & Surgery Ctr	MOB	13,050	0.38%	$315.4	0.40%	52,222	Fremont, NE	N/A
Russellville Medical Plaza	MOB	29,129	0.86%	$154.4	0.20%	County: 32,113	Rural - No CBSA	N/A
Genesis Care - Andalusia	SC	10,373	0.31%	$374.1	0.48%	County: 37,570	Rural - No CBSA	N/A
Lexington Carilion Clinic	PC	15,820	0.47%	$362.1	0.46%	County: 22,650	Rural - No CBSA	N/A
Dahlonega Medical Mall	MOB	22,663	0.67%	$191.0	0.24%	County: 33,488	Rural - No CBSA	N/A
Batesville Regional Medical Center	MOB	9,263	0.27%	$46.8	0.06%	County: 33,208	Rural - No CBSA	N/A
Tri Lakes Behavioral	BSF	58,400	1.72%	$535.2	0.68%	County: 33,208	Rural - No CBSA	N/A
North Mississippi Health Services	MOB	17,629	0.52%	$89.0	0.11%	County: 34,180	Rural - No CBSA	N/A
North Mississippi Health Services	MOB	27,743	0.82%	$140.1	0.18%	County: 34,180	Rural - No CBSA	N/A
North Mississippi Health Services	MOB	18,074	0.53%	$91.3	0.12%	County: 34,180	Rural - No CBSA	N/A

Community Healthcare Trust	Page | 21	1Q 2022 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
North Mississippi Health Services	MOB	9,890	0.29%	$50.0	0.06%	County: 34,180	Rural - No CBSA	N/A
Genesis Care - Princeton	SC	7,236	0.21%	$186.8	0.24%	County: 59,664	Rural - No CBSA	N/A
Sanderling Dialysis Center	SC	5,217	0.15%	$262.9	0.34%	County: 13,367	Rural - No CBSA	N/A
North Mississippi Health Services	MOB	3,378	0.10%	$17.1	0.02%	County: 34,180	Rural - No CBSA	N/A
Rettig Family Healthcare	PC	12,000	0.35%	$180.0	0.23%	County: 22,146	Rural - No CBSA	N/A
Wellmont Lebanon Urgent Care	SC	8,369	0.25%	$102.5	0.13%	County: 25,781	Rural - No CBSA	N/A

Community Healthcare Trust	Page | 22	1Q 2022 | Supplemental Information

REPORTING DEFINITIONS

Acute Inpatient Behavioral Facilities (AIB)
Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

AFFO, Adjusted for Acquisitions
AFFO, Adjusted for Acquisitions, adjusts AFFO to show the impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period, using the expected returns and in-place leases at the time of the acquisition. The Company believes that AFFO, Adjusted for Acquisitions, is useful because it allows investors, analysts and Company management visibility into the impact on the Company's results of operations in future reporting periods resulting from its current period acquisitions.

Annualized Rent
Base rent for the current month multiplied by 12.

Behavioral Specialty Facilities (BSF)
Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EBITDAre
The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization.

We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

Community Healthcare Trust	Page | 23	1Q 2022 | Supplemental Information

REPORTING DEFINITIONS (continued)

The Company uses the NAREIT definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities
(determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF)
Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH)
Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB)
Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA)
MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Net Operating Income (NOI)
NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI.

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REPORTING DEFINITIONS (continued)

Physician Clinics (PC)
Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Specialty Centers (SC)
Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Surgical Centers and Hospitals (SCH)
Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization
Debt plus stockholders' equity plus accumulated depreciation.

Community Healthcare Trust	Page | 25	1Q 2022 | Supplemental Information

DISCLAIMERS

FORWARD-LOOKING STATEMENTS

Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s other filings with the Securities and Exchange Commission from time to time.

NON-GAAP FINANCIAL MEASURES

This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for Acquisitions, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Community Healthcare Trust	Page | 26	1Q 2022 | Supplemental Information